EXHIBIT 23-A





                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-32325, 33-32326, 33-34661, 33-32327,
33-51037, 33-32328 and 33-51035), and Form S-3 (File Nos. 33-30765 and 33-07895)
of GPU, Inc. of our report dated January 31, 2001, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
March 21, 2001

                                                                 EXHIBIT 23-B



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 33-31250, 33-57905, 33-57905-01 and 33-88783)
of Jersey Central Power & Light Company of our report dated January 31, 2001, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
March 21, 2001

                                                                EXHIBIT 23-C





                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 33-62967, 33-62967-01 and 33-62967-02) of
Metropolitan Edison Company of our report dated January 31, 2001, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
March 21, 2001

                                                                EXHIBIT 23-D



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 33-62295, 33-62295-01 and 33-62295-02) of
Pennsylvania Electric Company of our report dated January 31, 2001, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
March 21, 2001